                                                                    EXHIBIT 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/  Mary Ann Brown                            Director
-------------------



Mary Ann Brown
--------------
Name (Typed or printed)

Date    March 18, 2002
        --------------

                                                                    EXHIBIT 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stewart G. Nagler                         Director
---------------------



Stewart G. Nagler
---------------------
Name (Typed or printed)


Date   March 18, 2002
       --------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stuart I. Greenbaum                         Director
-----------------------



Stuart I. Greenbaum
-----------------------
Name (Typed or printed)


Date   March 18, 2002
       --------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Terence I. Lennon                           Director
---------------------



Terence I. Lennon
-----------------------
Name (Typed or printed)


Date   March 18, 2002
       --------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY
                                -----------------

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.



Signature

/s/  Joseph A. Reali       Director
--------------------



Joseph A. Reali
----------------------
Name (Typed or printed)


Date   March 18, 2002
       --------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.



Signature



/s/ William A. Peck, M.D.     Director
-------------------------



William A. Peck, M.D.
----------------------
Name (Typed or printed)


Date   March 18, 2002
       --------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY
                                -----------------

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.



Signature



/s/ Alan C. Henderson         Director
---------------------



Alan C. Henderson
----------------------
Name (Typed or printed)


Date   March 18, 2002
       --------------

                                                                    EXHIBIT 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Richard A. Liddy                          Director
--------------------



Richard A. Liddy
----------------------
Name (Typed or printed)


Date   March 18, 2002

                                                                    EXHIBIT 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason                            Director
------------------



J. Cliff Eason
----------------------
Name (Typed or printed)


Date   March 18, 2002

                                                                    EXHIBIT 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2001 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ H. Edwin Trusheim                         Director
---------------------



H. Edwin Trusheim
----------------------
Name (Typed or printed)


Date   March 18, 2002